UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: August 15, 2005

                               CTD HOLDINGS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

   Florida                    0-24930                        59-3029743
--------------------------------------------------------------------------------
(State or other         Commission File No.      IRS Employer Identification No.
jurisdiction of
incorporation)


              27317 N.W. 78th Avenue, High Springs, Florida, 32643
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 386-454-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - Registant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

SECTION 5 -- Corporate Governance and Management

Item 5.01 -- Changes In Control of Registrant.

On August 11, 2005, C.E. Rick Strattan agreed to transfer his Series A Preferred Share to Eline Entertainment Group, Inc. ("Eline") in consideration of Eline's transfer of 200,000 of its restricted common shares to Mr. Strattan. The Share Exchange Agreement (the "Agreement") entered into by Mr. Strattan, Eline and the Registrant provides that closing will occur within 90 days. The Agreement also provides that following closing, Mr. Strattan will have autonomous control over the Registrant and that Eline, at its discretion, will advance to the Registrant at various times and in various amounts, an aggregate of up to one million five hundred thousand dollars ($1,500,000) to be used for the acquisition of Cyclolab R&D Labs of Budapest, Hungary subject to Eline's satisfactory due diligence.

In the event of a sale of the Registrant's assets or subsidiaries, Eline would first be repaid the amount of sums advanced, with Eline receiving 20% and Mr. Strattan receiving 80% of any amount received in excess of the sums advanced. The Agreement further provides in the event Eline or CTDH do not acquire any cyclodextrin or biotech businesses within one year following the date of closing, Mr. Strattan shall exchange his 100,000 Eline common shares for the Series A Preferred Share, and the business of the Registrant would be spun off to the shareholders of the Registrant with Eline retaining 20% of the outstanding common stock of the Registrant on a fully diluted basis.


SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

        (10)  Material Contracts

              (10.1)  Share Exchange Agreement with                    Attached
                      Eline Entertainment Group, Inc....................Hereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 15, 2005           CTD HOLDINGS, INC.
                                  (Registrant)

                                 /s/ C.E. Rick Strattan
                                 --------------------------------------
                                 C. E. RICK STRATTAN, President, Chief
                                 Executive Officer, and Chief Financial Officer